UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                 August 23, 2007


                              BIGSTRING CORPORATION
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               (Exact name of registrant as specified in charter)


           Delaware                       000-51661              20-0297832
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(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)


3 Harding Road, Suite E, Red Bank, New Jersey                       07701
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (732) 741-2840

       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8 - Other Events

         Item 8.01.     Other Events.
         ---------      ------------

         On August 23, 2007, BigString Corporation issued a press release announcing that it will be the back-end provider for the new email offering by podcastGO to its users. A copy of the press release is attached hereto as
Exhibit 99.1.
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Section 9 - Financial Statements and Exhibits

         Item 9.01.     Financial Statements and Exhibits.
         ---------      ---------------------------------

              (d)       Exhibits:

              Exhibit
              Number        Description
              ------        -----------

              99.1 Press Release Re: BigString and podcastGO Form Email and Video Alliance.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BIGSTRING CORPORATION
                                      -----------------------------------------
                                                     (Registrant)



                                      By:  /s/ Darin M. Myman
                                          -------------------------------------
                                          Darin M. Myman
                                          President and Chief Executive Officer


Date:  August 24, 2007

                                  EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

99.1                  Press Release Re: BigString and podcastGO Form Email and
                      Video Alliance.